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                                                                  Exhibit 10.19




                          THIRD SUPPLEMENTAL INDENTURE

          THIRD SUPPLEMENTAL INDENTURE, dated as of May 28, 1999 (the "Third Supplemental Indenture") to the Indenture, dated as of May 1, 1993, between Chatwins Group, Inc., a Delaware corporation (the "Company") and State Street Bank and Trust Company, a Massachusetts trust company, as successor trustee to The First National Bank of Boston (the "Trustee"), as amended by the First Supplemental Indenture and Waiver of Covenants, dated as of June 20, 1995 between the Company and the Trustee and the Second Supplemental Indenture, dated as of June 20, 1995, between the Company and the Trustee (as amended, the "Indenture").

          The Company and the Trustee, pursuant to Section 9.01(1) of the Indenture, agree as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Company's Securities:

          1. Capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the Indenture.

          2. Anything in the Indenture to the contrary notwithstanding, the Indenture is amended as necessary to provide for the following:

          (a) Holders may elect to have their Securities purchased by the Company pursuant to a Purchase Offer by tendering Securities pursuant to the Purchase Offer until 5:00 p.m. Eastern Daylight Time on June 1, 1999 or June 1, 2000, as applicable.

          (b) The purchase price for Securities tendered by Holders and accepted for purchase by the Company pursuant to the Purchase Offer will be 100 percent (100%) of the principal amount thereof plus accrued and unpaid interest, if any, to but excluding the date such purchase price is paid by the Company to the Trustee or Paying Agent in accordance with paragraph (c) below (the "Purchase Price").

          (c) By 12:30 p.m. on June 7, 1999 or June 6, 2000, as applicable, the Company shall deposit with the Trustee or with the Paying Agent money in funds immediately available equal to the Purchase Price for the Purchased Securities tendered by Holders and accepted for purchase by the Company pursuant to the Purchase Offer.

          (d) The Company may accept in its discretion withdrawals of elections to accept the Purchase Offer made by Holders after the time specified in Section 3.09(6) of the Indenture and paragraph (ix) of the Company's May 12, 1999 Notice of Purchase Offer.

          3. To give effect to the foregoing, Section 3.09 of the Indenture is hereby amended and restated in its entirety as follows.
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Section 3.09  Purchase Offer.
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     The Company shall make an offer to Securityholders to purchase (the
 "Purchase Offer") on June 1 in each of the years 1999 and 2000 (each date, a "Purchase Date") 50% of the originally issued principal amount of the Securities at a purchase price (the "Purchase Price") in cash in an amount equal to 100% of the aggregate outstanding principal amount thereof, plus accrued and unpaid interest, if any, to but excluding June 7, 1999 or June 6, 2000, respectively (the "Funding Date").

     Except as otherwise provided in this Section 3.09, the Purchase Offer shall be conducted in the manner set forth in Sections 3.02, 3.05 and 3.10 hereof. The Purchase Offer shall begin on May 12, 1999 or 2000, as applicable and end at 5:00 p.m. Eastern Daylight Time on the Purchase Date and no longer, except to the extent that a longer period is required by applicable law . Holders may tender Securities pursuant to the Purchase Offer any time between May 12, 1999 or 2000, as applicable, and the applicable Purchase Date. On the applicable Purchase Date, the Company shall accept for purchase the principal amount required to be purchased pursuant to this Section 3.09 (the "Purchase Offer Amount") of Securities tendered or, if less than the Purchase Offer Amount has been tendered, all Securities tendered pursuant to the Purchase Offer.

     The Company shall send, by first class mail, a notice to each of the Holders, with a copy to the Trustee, between March 2 and May 12 of the applicable year. The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Purchase Offer. The notice, which shall govern the terms of the Purchase Offer, shall state:

          (1) that the Purchase Offer is being made pursuant to Section 3.09;

          (2) the Purchase Offer Amount, the formula for calculating the Purchase Price and the Purchase Date;

          (3) that any Security not tendered or accepted for payment will continue to accrue interest;

          (4) that any Security accepted for payment pursuant to the Purchase Offer shall cease to accrue interest on and after the Funding Date, unless the Company defaults in making payment on the Funding Date as herein provided;

          (5) that Holders electing to have a Security purchased pursuant to any Purchase Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Company, the Depositary, or a Paying Agent at the address specified in the notice on or before the Purchase Date;

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          (6) that Holders will be entitled to withdraw their election if the
Company, the Depositary or Paying Agent, as the case may be, receives, not later than 5 p.m. Eastern Daylight Time on the Purchase Date (or such later date as shall be acceptable to the Company in its sole discretion), a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Security purchased;

          (7) that, if the aggregate principal amount of Securities surrendered by the Holders, exceeds the Purchase Offer Amount, the Company shall select the Securities to be purchased on a pro rata basis, or by lot or by such method that complies with applicable legal requirements and the requirements of any exchange on which the Securities are listed that the Trustee considers fair and appropriate (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased); and

          (8) that Holders whose Securities were purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

     On the Purchase Date, the Company shall, to the extent lawful, accept for payment, the Purchase Offer Amount of Securities or portions thereof tendered pursuant to the Purchase Offer, or if less than the Purchase Offer Amount has been tendered, all Securities or portions thereof tendered, and deliver to the Trustee on the day following the Purchase Date an Officers' Certificate stating that such Securities or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.09. By 12:30 p.m. Eastern Daylight Time on Funding Date, the Company shall deposit with the Trustee or with the Paying Agent money in funds immediately available equal to the Purchase Price of the Securities being purchased. The Trustee or Paying Agent, as the case may be, shall promptly deliver to each tendering Holder an amount equal to the Purchase Price of the Security tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Security, and the Trustee shall authenticate and mail or deliver such new Security to such Holder equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not so accepted shall be promptly mailed or delivered by the Company to the Trustee for delivery by the Trustee to the Holder thereof.

     The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Company is required to offer to purchase Securities pursuant to this Section 3.09.

     3. This Third Supplemental Indenture shall be an integrated part of the Indenture (as amended and modified by the First Supplemental Indenture and Waiver of Covenants and the Second Supplemental Indenture). Except as amended by this Third Supplemental Indenture, the Indenture (as amended by the First Supplemental Indenture

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and Waiver of Covenants and the Second Supplemental Indenture) shall remain in full force and effect.

     4. This Third Supplemental Indenture may be executed in any number of counterparts, each which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the date first written above.



                                   CHATWINS GROUP, INC.


                                    /s/Joseph C. Lawyer
                                   --------------------
                                   Joseph C. Lawyer
                                   President


                                   STATE STREET BANK AND
                                   TRUST COMPANY, as succesor Trustee


                                   By: /s/Jacqueline Bonhomme
                                      -----------------------
                                   Name: Jacqueline Bonhomme
                                   Title:  Assistant Vice President

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